Filed pursuant to Rule 497(a)
Registration No. 333-263258
Rule 482ad

NEWS RELEASE

Contacts:
Main Street Capital Corporation
Dwayne L. Hyzak, CEO, dhyzak@mainstcapital.com
Ryan R. Nelson, CFO, rnelson@mainstcapital.com
713-350-6000
Dennard Lascar Investor Relations
Ken Dennard / ken@dennardlascar.com
Zach Vaughan / zvaughan@dennardlascar.com
713-529-6600

Main Street Prices Public Offering of $100 Million of 6.50% Notes due 2027

HOUSTON, September 11, 2024 – Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) is pleased to announce that it has priced an underwritten public offering of an additional $100 million in aggregate principal amount of its 6.50% notes due 2027 (the “Notes”). The Notes are being issued at a premium to par at a public offering price of 102.134% of the principal amount per Note, resulting in estimated gross proceeds of approximately $102.1 million and a yield-to-maturity of 5.617%.

The Notes are a further issuance of the 6.50% notes due 2027 that Main Street issued on June 4, 2024 in an aggregate principal amount of $300.0 million (the “Existing 2027 Notes”). The Notes will be treated as a single series with the Existing 2027 Notes under the indenture and will have the same terms as the Existing 2027 Notes. The Notes will have the same CUSIP number and will be fungible and rank equally with the Existing 2027 Notes. Upon the issuance of the Notes, the outstanding aggregate principal amount of Main Street’s 6.50% notes due 2027 will be $400 million. The offering is subject to customary closing conditions and is expected to close on September 13, 2024.

Main Street intends to initially use the net proceeds from this offering to repay outstanding indebtedness, including amounts outstanding under Main Street’s corporate revolving credit facility (the “Corporate Facility”) or its special purpose vehicle revolving credit facility (the “SPV Facility” and, together with the Corporate Facility, the “Credit Facilities”), and then, through re-borrowing under the Credit Facilities, to make investments in accordance with its investment objective and strategies, to make investments in marketable securities and idle funds investments, to pay operating expenses and other cash obligations, and for general corporate purposes.

Truist Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc. are acting as joint bookrunners for this offering. Raymond James & Associates, Inc., Zions Direct, Inc., TCBI Securities, Inc., doing business as Texas Capital Securities, Hancock Whitney Investment Services, Inc., Comerica Securities, Inc., B. Riley Securities, Inc. and WauBank Securities LLC are acting as co-managers for this offering.

Investors should carefully consider, among other things, Main Street’s investment objective and strategies and the risks related to Main Street and the offering before investing. The pricing term sheet dated September 11, 2024, the preliminary prospectus supplement dated September

11, 2024, the accompanying prospectus dated March 3, 2022, each of which has been filed with the Securities and Exchange Commission, any related free writing prospectus, and any information incorporated by reference in each, contain this and other information about Main Street and should be read carefully before investing.

A shelf registration statement relating to these securities is on file with the Securities and Exchange Commission and effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Truist Securities, Inc., Attention: Prospectus Department, 303 Peachtree Street, Atlanta, GA 30308, telephone: 800-685-4786, or e-mail: TSIdocs@Truist.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533; RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, NY 10281, toll-free: 1-866-375-6829 or email: rbcnyfixedincomeprospectus@rbccm.com; or SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, 1-888-868-6856, or e-mail: prospectus@smbcnikko-si.com.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that primarily provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market investment strategy. Main Street’s lower middle market portfolio companies generally have annual revenues between $10 million and $150 million. Main Street’s middle market portfolio companies are generally larger in size than its lower middle market portfolio companies.

Main Street, through its wholly owned portfolio company MSC Adviser I, LLC (“MSC Adviser”), also maintains an asset management business through which it manages investments for external parties. MSC Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements which are based upon Main Street management’s current expectations and are inherently uncertain. The forward-looking statements may include statements as to Main Street’s notes offering, the expected net proceeds from the offering and the anticipated use of the net proceeds of the offering. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance, events and results could vary materially from these estimates and projections of the future as a result of a number of factors, including those described from time to time in Main Street’s filings with the Securities and Exchange Commission. Such statements speak only as of the time when made and are based on information available to Main Street as of the date hereof and are qualified in their entirety by this cautionary statement. Main Street assumes no obligation to revise or update any such statement now or in the future.